Post balance sheet events	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Post balance sheet events
31. Post balance sheet events
On
7
 March 2023, the Group replaced its existing RCF which was due to expire on January 31 2024 with a new RCF for an amount of £300m.
In February 2019, the Group entered into an RCF with a syndicate of banks for £200m with an additional £100m accordion option. The Group drew down £120m on the RCF to fund the BioVision acquisition in October 2021, and the RCF remained drawn in this amount as of December 31, 2022.
The new RCF has a term of 4 years, with the option to extend for one further year, for an amount of £300m and with no accordion option. The amount of £120m drawn down on the previous RCF was rolled forward into the new facility.
Borrowings under both the existing facility and the new facility are unsecured but are guaranteed by certain of our material subsidiary companies.